2 Accounting policies	12 Months Ended
Dec. 31, 2020
Accounting Policies
Accounting policies
2	Accounting policies

The main accounting policies applied when preparing the financial statements are described in the respective notes.

Except for adopting IFRS 16 Leases and IFRIC 23 Uncertainty over Income Tax Treatments on January 1, 2019, the Company has consistently applied the accounting policies to all periods presented in these consolidated financial statements.

2.1	Basis of preparation and statement of compliance

The consolidated financial statements have been prepared under the historical cost convention and were adjusted, when required, to reflect the fair value of assets and liabilities.

The preparation of financial statements requires the use of certain estimates. It also requires Management to exercise its judgment in the process of applying the Company’s accounting policies. The areas involving a higher degree of judgment or complexity, or areas where assumptions and estimates are significant to the financial statements are disclosed in Note 3.

The issue of these financial statements was authorized by the Executive Board on May 13, 2021.

2.1.1	Consolidated financial statements

The consolidated financial statements were prepared and presented in accordance with the International Financial Reporting Standards (“IFRS”) as issued by the International Accounting Standards Board (“IASB”).

(a)	List of subsidiaries

The consolidated information comprises the financial statements of the Braskem S.A. and the following entities:

		Total and voting interest - %
		Headquarters	2020	2019	2018
Direct and Indirect subsidiaries
BM Insurance Company Limited ("BM Insurance")		Bermuda	100.00	100.00	100.00
Braskem America Finance Company ("Braskem America Finance")		EUA	100.00	100.00	100.00
Braskem America, Inc. (“Braskem America”)		EUA	100.00	100.00	100.00
Braskem Argentina S.A. (“Braskem Argentina”)		Argentina	100.00	100.00	100.00
Braskem Europe GmbH ("Braskem Alemanha")		Germany	100.00	100.00	100.00
Braskem Finance Limited (“Braskem Finance”)		Cayman Islands	100.00	100.00	100.00
Braskem Idesa S.A.P.I. ("Braskem Idesa")		Mexico	75.00	75.00	75.00
Braskem Idesa Servicios S.A. de CV ("Braskem Idesa Serviços")		Mexico	75.00	75.00	75.00
Braskem Incorporated Limited ("Braskem Inc")		Cayman Islands	100.00	100.00	100.00
Braskem India Private Limited ("Braskem India")	(i)	Índia	100.00
Braskem Mexico Proyectos S.A. de C.V. SOFOM ("Braskem México Sofom")		Mexico	100.00	100.00	100.00
Braskem Mexico, S. de RL de CV ("Braskem México")		Mexico	100.00	100.00	100.00
Braskem Mexico Servicios S. RL de CV ("Braskem México Serviços")		Mexico	100.00	100.00	100.00
Braskem Netherlands B.V. ("Braskem Holanda")		Netherlands	100.00	100.00	100.00
Braskem Netherlands Finance B.V. (“Braskem Holanda Finance”)		Netherlands	100.00	100.00	100.00
Braskem Netherlands Inc. B.V. (“Braskem Holanda Inc”)		Netherlands	100.00	100.00	100.00
Braskem Petroquímica Chile Ltda. (“Braskem Chile”)		Chile	100.00	100.00	100.00
Cetrel S.A. ("Cetrel")		Brazil	63.70	63.70	63.66
Distribuidora de Água Camaçari S.A. ("DAC")		Brazil	63.70	63.70	63.66
Lantana Trading Co. Inc. (“Lantana”)		Bahamas	100.00	100.00	100.00

Specific Purpose Entity ("SPE")
Fundo de Investimento Caixa Júpiter Multimercado Crédito Privado Longo Prazo ("FIM Júpiter")		Brazil	100.00	100.00	100.00
Fundo de Investimento Santander Netuno Multimercado Crédito Privado Longo Prazo ("FIM Netuno")		Brazil	100.00	100.00	100.00

(i)	Subsidiary incorporated in May 2020.

2.2	Functional and foreign currency

(a)	Functional and presentation currency

The functional currency of the Company is the Real. The presentation currency is also Real. All amounts have been rounded to the nearest thousand, unless otherwise indicated.

(b)	Functional currency other than the Brazilian Real

Transactions in foreign currencies are translated into the respective functional currency of the Braskem’s entities at the exchange rates on the transaction dates. Monetary assets and liabilities denominated and measured in foreign currency on the reporting date are re-translated into the functional currency at the exchange rate on said date. Non-monetary assets and liabilities measured at fair value in foreign currency are re-translated into the functional currency at the exchange rate on the date on which the fair value was determined. Non-monetary items that are measured based on the historical cost in foreign currencies are translated at the exchange rate on the date of the transaction. The differences in foreign currencies resulting from conversion are generally recognized in the profit or loss.

Assets and liabilities from foreign operations are translated into Brazilian Real at the exchange rates determined on the reporting date. Revenues and expenses from foreign operations are translated into Brazilian Real at the exchange rates determined on the transaction dates. Differences in foreign currencies generated by translation into the reporting currency are recognized in other comprehensive income and accrued in asset valuation adjustments in equity.

The results and financial position of an entity whose functional currency is not the currency of a hyperinflationary economy must be translated into the reporting currency. The assets and liabilities for each statement of financial position reported (including the comparative balance sheets) must be translated using the closing quote of the exchange rate on the respective reporting dates, and the income and expenses for each comprehensive statement of operations or statement of operations reported (including comparative statements) must be translated using the exchange rates in effect on the transaction dates. All exchange variation gains and losses must be recognized in other comprehensive income.

The subsidiaries with a functional currency different from that of the Braskem S.A. are listed below:

Functional currency

Subsidiaries
Braskem Alemanha	Euro
BM Insurance, Braskem America, Braskem America Finance, Braskem Holanda, Braskem Holanda Finance, Braskem Holanda Inc. and Braskem México Sofom	U.S.dollar
Braskem Idesa, Braskem Idesa Serviços, Braskem México and Braskem México Serviços	Mexican peso
Braskem Argentina	Argentinean peso
Braskem Chile	Chilenean peso
Braskem India	Rupee

(c)	Exchange variation effects

The effects from exchange variation on the Company’s transactions are mainly due to the variations in the following currencies:

	End of period rate at December 31			Average rate
								Variation
	2020	2019	Variation	2020	2019	2018	2020-2019	2019-2018
U.S. dollar - Brazilizan real	5.1967	4.0307	28.93%	5.1578	3.9461	3.6558	30.70%	7.94%
Euro - Brazilizan real	6.3779	4.5305	40.78%	5.8989	4.4159	4.3094	33.58%	2.47%
Mexican peso - Brazilizan real	0.2610	0.2134	22.31%	0.2402	0.2049	0.1901	17.22%	7.80%
U.S. dollar - Mexican peso	19.9240	18.8858	5.50%	21.5098	19.2568	19.2363	11.70%	0.11%
U.S. dollar - Euro	0.8166	0.8926	-8.52%	0.8775	0.8930	0.8471	-1.74%	5.42%

(d)	Hyperinflationary economy

Non-monetary assets and liabilities, Equity and the statement of income of subsidiaries operating in highly inflationary economies are adjusted by the change in the Consumer Price Index of the currency. The non-monetary assets and liabilities recorded at historical cost and the Equity and the results of the subsidiary in Argentina were updated for inflation. The impacts of changes in general purchasing power are reported as finance costs in the statements of profit or loss.

2.3	Consolidation

2.3.1	Business combinations

Business combinations are recognized using the acquisition method when control is transferred to the Company. The consideration transferred generally is measured at fair value, as is the identifiable net assets acquired. Any goodwill arising from the transaction is tested annually for impairment loss. Gains on bargain purchase are immediately recognized in the profit or loss. Transaction costs are recognized into the result as incurred, except any costs associated with issuances of debt or equity instruments. Any contingent consideration payable is measured at its fair value on the acquisition date. If the contingent consideration is classified as an equity instrument, it is not remeasured, and the settlement is recognized in equity. Other contingent considerations are remeasured at fair value on each reporting date and subsequent changes to fair value are recognized in the income statement for the fiscal year.

2.3.2	Subsidiaries

The Company controls an entity when it is exposed to, or entitled to, the variable returns originating from its involvement with the entity and has the capacity to affect such returns by exercising its power over the entity. The financial statements of subsidiaries are included in the consolidated financial statements as from the date the Company obtains control until the date of the loss of control.

2.3.3	Equity method Investees

The Company’s investments in entities with accounting treatment using the equity method consist of their interests in associates. Associates are those in which the Company, directly or indirectly, has significant influence, but not control or joint control, over the financial and operating policies. A joint venture is an arrangement in which the Company has joint control, whereby the Company has rights to the net assets of the arrangement, rather than rights to its assets and obligations for its liabilities.

Interests in associates and the joint venture are accounted for using the equity method. They are initially recognized at cost, which includes transaction costs. Subsequent to initial recognition, the consolidated financial statements include the Company’s share of the profit or loss and other comprehensive income of equity-accounted investees, until the date on which significant influence or joint control ceases to exist.

2.3.4	Transactions eliminated in consolidation

Intragroup balances and transactions and any unrealized revenues or expenses arising from intragroup transactions are eliminated. Unrealized gains originating from transactions with investees recorded using the equity method are eliminated against the investment proportionately to the Company’s interest in the investee. Unrealized losses are eliminated in the same way as unrealized gains, but only to the extent that there is no evidence of impairment loss.

2.4	New or revised pronouncements

New accounting standards currently in force:

- Rental concessions related to COVID-19 (amendments to IFRS 16).

- Definition of a Business (amendments to IFRS 3).

- Definition of Material (amendments to IAS 1 and IAS 8).

- Interest Rate Benchmark Reform (amendments to IFRS 9, IAS 39, and IFRS 7).

The Company had no significant impact on its financial statements due to such amendments.

Additionally, a series of new standards are effective for annual periods beginning after January 1, 2020. The Company did not early adopt these standards in the preparation of these financial statements. The following new or amended standards are not expected to have a significant impact on the Company’s financial statements:

- Onerous Contracts: costs of fulfilling a contract (amendments to IAS 37).

- Property, Plant and Equipment: revenue before intended use (amendments to IAS 16).

- Reference to the Conceptual Framework (amendments to IFRS 3).

- Classification of Liabilities as Current or Non-Current (amendments to IAS 1).

- Annual improvements to IFRS Standards 2010-2020.

- Interest Rate Benchmark Reform – Phase 2 (amendments to IFRS 9, IAS 39, IFRS 7, IFRS 4 and IFRS 16).

The amendments address issues that might affect financial reporting as a result of the reform of an interbank offered rate (IBORs), including the effects of changes to contractual cash flows or hedging relationships arising from the replacement of an interest rate benchmark with an alternative benchmark rate. The amendments provide practical relief for certain requirements in IFRS 9, IAS 39, IFRS 7, IFRS 4, and IFRS 16 relating to: (i) changes in the basis for determining contractual cash flows of financial assets, financial liabilities, and lease liabilities; and (ii) hedge accounting.

(i) change in the basis for determining contractual cash flows

The amendments will require an entity to account for a change in the basis for determining the contractual cash flows of a financial asset or financial liability that is required by interest rate benchmark reform by updating the effective interest rate of the financial asset or financial liability. At December 31, 2020, the Company had loans whose interest rates are based on LIBOR, as disclosed in Note 16, and will be subject to IBOR reform. The Company expects that the benchmark interest rate of these loans will be changed to Security Overnight Financing Rate (“SOFR”) until 2023.

(ii) Hedge accounting

The amendments provide exceptions to the hedge accounting requirements in the following areas:

- Allow amendment of the designation of a hedging relationship to reflect the changes required by the reform.

- When a hedged item in a cash flow hedge is amended to reflect the changes required by the reform, the amount accumulated in the cash flow hedge reserve is deemed to be based on the alternative benchmark interest rate applied to the hedged item.

At December 31, 2020, the Company has cash flow hedges based on LIBOR. The Company expects that indexation of the hedged items and hedging instruments to sterling LIBOR will be replaced by Sterling Overnight Interbank Average Rate (“SONIA”) in 2021 (refer to note 4.1). Whenever the replacement occurs, the Company expects to apply the amendments relating to hedge accounting. However, there are uncertainties as to how and when a replacement may occur. The Company does not expect the amounts accumulated in the cash flow hedge reserve will be reclassified immediately to the profit or loss due to the transition to IBOR.

(iii) Disclosures

The amendments will require the Company to disclose additional information on the entity’s exposure to risks arising from the interest rate benchmark reform and the related risk management activities.

(iv) Transition

The Company plans to apply the amendments from January 1, 2021. The adoption will not affect the amounts reported for 2020 or prior periods.

2.5	Main measures and impacts due to COVID-19

Braskem has been closely monitoring the impacts from the COVID-19 pandemic on its business and surrounding communities. Braskem has formed a crisis committee to establish global procedures focusing mainly on the health and safety of people and the continuity of its operations. Updates on the measures taken by the Company follow:

(i)	Determining that all team members and contractors from the Company vulnerable to COVID-19 work remotely until the last phase of return;
(ii)	Determining that all team members and contractors not directly related to the safe continuity of operations work remotely until the criteria for the start of flexible measures for a safe return are met;
(iii)	Reducing the number of team members and contractors working on its industrial assets, with operations using the smallest possible teams, while considering all rules for ensuring personal safety and maintaining operational reliability;
(iv)	Restricting visits by non-routine third parties and suppliers to Braskem’s facilities;
(v)	Creating agendas jointly with clients and local communities to verify if there are products in its portfolio to help combat the pandemic;
(vi)	Creating, implementing, and monitoring the indicators of the Plan for Safe Return to Braskem plants and offices.

The capacity utilization rates of Brazilian and North American plants reduced in the second quarter of 2020 due to the weaker demand for our products and the destocking trend in the petrochemical and plastics production chain. The demand for resins increased in the third quarter of 2020; therefore, both regions' capacity utilization rates returned to normal levels and kept similar levels up to the end of the year.

In Europe and Mexico, the capacity utilization rates returned to their normal levels in the second quarter, following the gradual recovery in demand, resulting in capacity utilization rates of 83% and 80%, respectively. As disclosed in note 1, operational activities in Mexico were termporarilly interrupted in December. With regard to the fourth quarter, despite the recovery in demand begun in the previous quarter, the capacity utilization rate in Europe was 64% due to the scheduled shutdown.

During 2020, the Company adopted cash-preservation measures to ensure the financial stability and resilience of its business, which include:

•	Drawing down a revolving credit facility in the amount of US$1 billion (R$5.2 billion) in April 2020, which comes due in 2023. At the end of July 2020, the Company prepaid the facility in full, in an amount corresponding to R$5.5 billion;
•	Issuing bonds in the international market by the subsidiary Braskem Holanda, in July 2020, in the amount of US$600 million (R$3.2 billion);
•	Reducing fixed costs by approximately 9% compared to the same period of 2019;
•	Reducing the investments planned for 2020 from US$721 million (R$3.9 billion) to US$555 million (R$2.8 billion);
•	Postponing the payment of social contribution charges in Brazil; and
•	Optimizing working capital.

The Company also highlights the actions carried out jointly with its clients and partner companies to transform chemicals and plastic resins into items that are essential for combatting COVID-19, which include surgical masks, packaging for liquid and gel alcohol, bleach and 3D printing of bands for protective face shields; donations of LPG (cooking gas) to field hospitals; actions to support the chain of clients and suppliers, particularly small and midsized companies; and donations of hygiene kits and food staples to local communities.

The Company’s Management reviewed the accounting estimates for the realization of assets, including the estimates for losses on trade accounts receivables, inventory impairment loss, deferred tax assets and other assets, or those related to the provision for liabilities in the financial statements given the significant changes in the risks to which the company is exposed (see more information in note 20.6). The review considered events after the reporting period that occurred up to the reporting date of these financial statements, and no significant effects were identified that should be reflected in the financial statements for the fiscal year ended December 31, 2020.

Due to the uncertainties arising from the COVID-19 pandemic with regard to the global economy, it is impossible to accurately predict the adverse impacts on the equity and financial position of the Company and its subsidiaries after the reporting date. With the recovery in demand for resins, the Company has no expectations of additional provisions for impairment testing of its assets in the near future arising from a scenario of demand constraints.